LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED DECEMBER 1, 2011, OF

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 1, 2011, as supplemented on March 16, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 1, 2011, as supplemented on March 16, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management — Portfolio managers” are replaced with the following text:

Portfolio managers: Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan, Keith J. Gardner and Christopher Orndorff. Messrs. Walsh, Eichstaedt and Lindbloom have been portfolio managers for the fund since 2006. Messrs. Buchanan and Gardner have been portfolio managers for the fund since 2007. Mr. Orndorff has been a portfolio manager for the fund since 2012. These portfolio managers work together with a broader investment management team.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan, Keith J. Gardner and Christopher Orndorff. Messrs. Walsh, Eichstaedt and Lindbloom have been portfolio managers for the fund since 2006. Messrs. Buchanan and Gardner have been portfolio managers for the fund since 2007. Mr. Orndorff has been a portfolio manager for the fund since 2012.

Messrs. Walsh, Eichstaedt, Lindbloom, Buchanan and Gardner have been employed by Western Asset in the capacity of portfolio managers for more than five years. Mr. Orndorff has been employed by Western Asset in the capacity of portfolio manager since 2010. Prior to joining Western Asset, Mr. Orndorff held the position of Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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